Defiance Next Gen H2 ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Consumer Discretionary - 2.7%
Iljin Hysolus Company, Ltd. (a)	35,584	$586,400

Industrials - 82.4%(b)
AFC Energy PLC (a)	4,502,464	718,684
Ballard Power Systems, Inc. (a)(c)	959,941	1,727,894
Bloom Energy Corporation - Class A (a)(c)	165,660	1,749,370
Bumhan Fuel Cell Company, Ltd. (a)	76,552	925,508
Ceres Power Holdings PLC (a)	376,575	1,420,390
Doosan Fuel Cell Company, Ltd. (a)	130,430	1,893,065
FuelCell Energy, Inc. (a)(c)	3,716,131	1,412,130
Green Hydrogen Systems AS (a)	343,898	279,052
Hexagon Purus ASA (a)(c)	525,333	583,556
ITM Power PLC (a)	1,419,617	963,524
NEL ASA (a)	1,851,993	877,409
Plug Power, Inc. (a)(c)	902,735	2,040,181
PowerCell Sweden AB (a)(c)	172,667	792,082
SFC Energy AG (a)	40,238	909,376
Sino-Synergy Hydrogen Energy Technology Jiaxing Company, Ltd. (a)	192,500	479,298
Thyssenkrupp Nucera AG & Company KGaA (a)(d)	102,055	1,065,517
Xebec Adsorption, Inc. (a)(e)	1,244,898	0
		17,837,036

Materials - 14.3%
Air Liquide SA	4,229	817,746
Air Products and Chemicals, Inc.	2,835	844,093
Linde PLC	1,694	807,801
Mitsubishi Chemical Group Corporation	31,600	203,001
Nippon Sanso Holdings Corporation	5,700	207,733
SOL SpA	5,145	204,991
		3,085,365
TOTAL COMMON STOCKS (Cost $31,169,635)		21,508,801

SHORT-TERM INVESTMENTS - 44.1%
Investments Purchased with Proceeds from Securities Lending - 43.7%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (f)	9,451,450	9,451,450

Money Market Funds - 0.4%	Shares
First American Government Obligations Fund - Class X, 4.82% (f)	95,593	95,593
TOTAL SHORT-TERM INVESTMENTS (Cost $9,547,043)		9,547,043

TOTAL INVESTMENTS - 143.5% (Cost $40,716,678)		31,055,844
Liabilities in Excess of Other Assets - (43.5)%		(9,413,047)
TOTAL NET ASSETS - 100.0%		$21,642,797

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AG - Aktiengesellschaft
AB – Aktiebolag AS - Aksjeselskap
ASA - Advanced Subscription Agreement KGaA – Kommanditgesellschaft auf Aktien
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $6,719,417 which represented 31.0% of net assets.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2024, the value of these securities total $1,065,517 or 4.9% of the Fund’s net assets.

(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of September 30, 2024.

(f)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Defiance Next Gen H2 ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$21,508,801	$–	$0	$21,508,801
Money Market Funds	95,593	–	–	95,593
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	9,451,450
Total Investments	$21,604,394	$–	$0	$31,055,844

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.